GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional, Service and Advisor Shares

of the

Goldman Sachs Multi-Strategy Alternatives Portfolio

(the “Portfolio”)

Supplement dated February 19, 2019 to the

Prospectuses and Statement of Additional Information (“SAI”),

each dated April 30, 2018, as supplemented to date

Effective immediately, Raymond Chan will no longer serve as a portfolio manager for the Portfolio. In addition, effective immediately, Neill Nuttall will serve as a portfolio manager for the Portfolio. Christopher Lvoff will continue to serve as a portfolio manager for the Portfolio.

Accordingly, effective immediately, the Portfolio’s disclosures are modified as follows:

All references to Mr. Chan in the Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Multi-Strategy Alternatives Portfolio—Summary—Portfolio Management” section of the Prospectuses:

Portfolio Managers: Neill Nuttall, Managing Director, has managed the Portfolio since 2019; and Christopher Lvoff, CFA, Managing Director, has managed the Portfolio since 2014.

The following row is added to the table in the “Global Portfolio Solutions Team” subsection of the “Service Providers—Portfolio Managers” section of the Prospectuses:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Neill Nuttall Managing Director, Co-Chief Investment Officer	Portfolio Manager— Multi-Strategy Alternatives	Since 2019	Mr. Nuttall is a Managing Director and the Co-Chief Investment Officer in the Global Portfolio Solutions (GPS) Group in GSAM. Prior to joining the firm in 2014, Mr. Nuttall worked for almost 30 years at JPMorgan Asset Management (“JPMAM”) and its heritage firms, including as Chief Investment Officer and Head of JPMAM’s Global Multi Asset Group starting in 2006.

This Supplement should be retained with your Prospectuses and SAI for future reference.

VITMSATBDSTK 02-19